2014 AXA Group Organization Charts

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AXA Group Simplified Organization charts

Please find hereafter the 2014 AXA Group simplified organization charts of the main companies in the Group (non exhaustive list).

For the purpose of clarity, the shareholding structure of certain companies may have been simplified.

Contents

Assistance (page 4) India (page 27) Assistance - Europe-Middle East- Africa (page 5) Indonesia (page 28) Assistance - America-Asia (page 6) Ireland (page 29) AXA Corporate Solutions Assurance (page 7) Italy (page 30) AXA Group Solutions (page 8) Japan (page 31) AXA Investment Managers - France-Switzerland-UK-Qatar (page 9) Luxembourg (page 32)

AXA Investment Managers - Europe (other countries) (page 10) Malaysia - The Philippines (page 33) AXA Investment Managers - America-Asia (page 11) Mexico (page 34) AXA Mediterranean Region (page 12) Middle East (page 35) AXA Millésimes (page 13) Morocco (page 36) AXA Real Estate Investment Managers (page 14) Poland (page 37) AXA Technology Services (page 15) Portugal (page 38) Belgium (page 16) Romania - (page 39) China - Hong Kong (page 17) Singapore (page 40) Colombia (page 18) Slovakia (page 41) Czech Republic (page 19) South Korea (page 42) France - Holding companies (page 20) Spain (page 43) France – Insurance, Bank and Financial companies (page 21) Sub-Saharian Africa (page 44) France - Reinsurance companies (global lines) (page 22) Switzerland (page 45) France-Europe-US - Reinsurance companies (page 23) Thailand (page 46) Germany - AXA Konzern AG (page 24) Turkey (page 47) Germany - ART Insurance companies (page 25) Ukraine (page 48) Hungary (page 26) UK - AXA UK (page 49) USA - AXA Financial, Inc. (page 50)

3/50

Assistance

On June 12, 2014

AXA

100%

AXA Assistance SA

100% 100% 75% 100% 100%

AXA Assistance France AXA Assistance Maroc Inter Partner Assistance SA (a) AXA Travel Holding SA AXA Assistance France SA

Assurances SA (Morocco) (Belgium) (France)

100% 100% 11%

100% AXA Assistance JAIC Ltd AXA Travel Insurance TAI Transport Assistance SA UK Ltd (Ireland) Participations SA (Japan) Branches:

- Athens (Greece) - Lisbon (Portugal)

100%

- London (UK) AXA Assistance Travel

- Munich (Germany) Ltd (Ireland) 100% 92.8% - Paris (France) 60%

- Roma (Italy) 100%

- Prague (Czech Republic) AXA Assistance Services

- Dublin (Ireland) Europe Ltd

- Warshaw (Poland) ADHAP Performances WhiteConcierge Ltd Pluridis SA

- Barcelona (Spain) SAS (UK) (France)

- Geneva (Switzerland) 100% AXA Assistance Travel Europe Ltd

100% AXA Travel Insurance Ultd (Ireland)

AXA Assistance France SA

Mauritius Branch

(a) See also charts pages 5 and 6.

4/50

Assistance - Europe-Middle East-Africa

On June 12, 2014



AXA
Inter Partner Assistance
(Belgium)
Inter Partner Assistance Algérie Spa (Algeria)
50%
Call Us Assistance International Gmbh (Austria)
39%
Inter Partner Assistance Services SA (Belgium)
100%
AXA Assistance Ceska Republika s.r.o. (Czech Republic)
100%
AXA Assistance Deutschland Gmbh (Germany)
100%
Inter Partner Assistance Services Gmbh (Germany)
100%
AXA Assistance Services S.A. (Greece)
100%
AXA Assistance Ocean Indien Ltd (Mauritius)
100%
AXA Customer Services Ltd (Mauritius)
50%
AXA Assistance Maroc Services SA (Morocco)
100%
Institut de Formation et de Développement Professionnel d'AXA
100%
100%
Inter Partner Assistance Polska SA (Poland)
100%
AXA Assistance Serviços SA (Portugal)
100%
AXA Assistance Saude Portugal SA
100%
Inter Partner Asistencia Servicios España SA (Spain)
100%
Auto Soluciones de Red SL
80%
Hogar Soluciones 2012 SA (Spain)
100%
IPA Y Ardim Ve Destek Hizmetleri Ticaret Ltd (Turkey)
100%
Inter Partner Assistance Global Services Ltd (Ireland)
51%
AXA Assistance Ireland Ltd (Ireland)
100%
AXA Assistance UK Ltd (UK)
AXA Assistance UK Ltd (branch in Dublin - Ireland)
100%
Inter Partner Assistance RUS LLC (Russia)
100%
AXA Assistance Ukraine LLC (Ukraine)

5/50

Assistance – America-Asia

On June 12, 2014



AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Argentina SA (Argentina)
100%
Inter Partner Assistance Prestadora de Serviços de Assistencia 24 Horas Ltda (Brazil)
100%
AXA Assistance Canada Inc (Canada)
100%
AXA Asistencia Chile SA (Chile)
100%
AXA Asistencia Colombia SA (Colombia)
66.30%
AXA Asistencia Colombia (Venezuela Branch) (a)
AXA Asistencia Colombia (Ecuador Branch)
AXA Asistencia IPA SAS (Colombia)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
AXA Assistance Mexico Sucursal Panama SA
100%
AXA Assistance Panama SA (Panama)
100%
AXA Assistance USA Inc (USA)
100%
AXA Assistance Florida Inc (USA)
100%
AXA Assistance USA Holding Inc (USA)
100%
HAA Preferred Partners
100%
AXA Assistance Australia Pty Ltd (Australia)
100%
AXA Assistance Japan Ltd (Japan)
90%
Inter Partner Assistance Hong-Kong Ltd (Hong Kong)
100%
AXA Assistance Beijing Ltd (China)
100%
AXA Assistance Beiging Ltd
100%
Inter Partner Assistance Taiwan Ltd (Hong Kong)
98.33%
Inter Partner Assistance Taiwan Ltd (Taiwan Branch)
Inter Partner Assistance Singapore Pte Ltd (Singapore)
100%
Inter Partner Assistance Branch in Malaysia
AXA Assistance Company Ltd (Thailand)
49%
Inter Partner Assistance Company Ltd (Thailand)
100%
AXA Assistance India Pte Ltd (India)
100%
(a) In run off

6/50

AXA Corporate Solutions Assurance

On April 30, 2014


AXA
100%
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance
(France)
100%
100%
100%
100%
AXA Matrix Risk Consultants S.A.
(France)
AXA Corporate Solutions Services UK Ltd
(UK)
AXA ART Asia Ltd
(Hong Kong)
AXA Corporate Solutions Brazil Ltda
100%
MATRIX
(USA)
AXA Corporate Solutions Assurance Austria branch
AXA Corporate Solutions Assurance Australia branch
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Hong Kong branch
AXA Corporate Solutions Assurance Italy branch
AXA Corporate Solutions Assurance Singapore branch
AXA Corporate Solutions Assurance Spain branch
AXA Corporate Solutions Assurance Switzerland branch
AXA Corporate Solutions Assurance UK branch

7/50

AXA Group Solutions

On January 1st, 2014

AXA

100%

GIE AXA AXA Technology Services SAS

AXA Group Solutions Group Solutions

(France)

(France) (France)

AXA Group Solutions Soluções Informaticás AEIE

79% 8% 13% 50% (a) (Portugal)

AXATechnologies Shared Services

AXA Group Solutions Spain, S.L. India Private Limited

(Spain) (India)

AXA Group Solutions AXA Group Solutions AXA Group Solutions AXA Group Solutions

German branch Portugal branch Switzerland branch UK branch

(a) 50% are held by AXA MedLa IT & Local Support Services S.A.U.

AXA Investment Managers – France-Switzerland-UK-Qatar

On January 1st, 2014

AXA

AXA Mutuals and others

AXA France IARD insurance and AXA Mediterranean Holding SA reinsurance companies 79% (Spain)

13.80%

4.90% 2.30%

AXA Investment Managers

100% 100% 100% 100% 100%

100% 100% 100% 100%

AXA AXA AXA AXA Asset AXA AXA Investment AXA AXA AXA Investment Framlington Investment Investment Management Investment Managers Investment Investment Managers Paris Group Ltd Managers Managers Ltd Managers GS IF Managers LLC Managers Ireland Ltd Limited Ltd Schweiz AG

(France)

(UK) (Ireland) (UK) (UK) (UK) (France) (Qatar) (Switzerland)

100% 33.3% 66.7%

AXA

Newgate One AXA Investment Ltd Investment Managers UK

Managers GS Holding (UK) Madrid

(UK)

(Spain)

100% 25%

AXA Newgate Two AXA

Framlington Ltd (a) Investment Investment Managers UK 100% Management Limited Ltd

(UK) (UK)

(UK)

75%

(a) Dormant since 2003.

9/50

AXA Investment Managers - Europe (other countries)

On January 1st, 2014

AXA

AXA Investment Managers

(France)

99.9% 92.5% 99.9% 99.9%

AXA IM Benelux AXA Investment AXA Investment AXA Funds Managers Managers Italia SIM Management S.A.

Deutschland GmbH S.p.A.

(a)

(Belgium) (Germany) (Italy) (Luxembourg)

AXA IM Benelux AXA Investment AXA Investment AXA Investment Managers Deutschland Managers Deutschland Managers Deutschland GmbH GmbH GmbH

Netherlands branch French branch Spanish branch Italian branch

(a) 7.5% of the company are held by AXA Assurances IARD Mutuelle.

10/50

AXA Investment Managers - America-Asia

On January 1st, 2014



AXA
AXA Investment Managers
(France)
39%
AXA SPDB Investments Managers Company Ltd (a)
(China)
76.6%
AXA Investment Managers Japan Ltd
(Japan)
100%
AXA Investment Managers Holding US Inc
(USA)
100%
AXA Investment Managers Asia Limited
(Hong-Kong)
100%
AXA Investment Managers Asia Holdings Private Limited
(Singapore)
50%
KYOBO AXA Investment Managers Co. Ltd. (c)
(Korea)
100%
AXA IM Rose Inc.
(USA)
49%
BOI AXA Investment Managers Private Limited (b)
(India)
49%
BOI AXA Trustee Services Private Limited (b)
(India)
23.4%
19.6%
100%
100%
AXA Rosenberg Group LLC
(USA)
AXA IM Inc
(USA)
80.4%
AXA Rosenberg Asia Pacific Holding LLC
(USA)
100%
AXA Rosenberg Investment Management Ltd
(UK)
100%
AXA Rosenberg Management Ireland Ltd
(Ireland)
100%
AXA Rosenberg Investment Management LLC
(USA)
100%
BARR Rosenberg Research Center LLC
(USA)
100%
AXA Rosenberg Global Services LLC
(USA)
100%
100%
Seal Nominees Hong Kong Ltd
(Hong Kong)
100%
AXA Rosenberg Investment Management Asia Pacific Ltd
(Hong Kong)
AXA Investment Management Asia (Singapore)
(Singapore)
AXA IM Asia Pacific Australian Branch

(a) 61% of the company are held by SPDB & Co.
(b) 51% of the company are held by BOI (Bank of India).
(c) 50% of the company are held by Kyobo Life.

11/50

AXA Mediterranean Region

On June 2014



AXA
100%
AXA Mediterranean Holding, S.A.
(Spain)
48.98%
AXA Assurance Algérie Dommage
(Algeria)
48.98%
AXA Assurance Algérie Vie
(Algeria)
99.99%
AXA Développement Algérie
(Algeria)
99.99%
AXA Brasil Servicios de Consultoria de Negocios, LTDA
(Brazil)
99.89%
AXA Insurance A.E.
(Greece)
96%
AXA Services Egypt, S.A.E
(Egypt)
50%
AXA MPS Assicurazioni VITA S.p.A. (b)
(Italy)
50%
AXA MPS Assicurazioni Danni S.p.A. (b)
(Italy)
99.97%
AXA Seguros, S.A. de CV (a)
(Mexico)
18%
AXA Cooperative Insurance Company (d)
(Saudi Arabia)
99.99%
AXA Non Life Insurance A.D.O.
(Serbia)
99.99%
AXA Life Insurance A.D.O.
(Serbia)
82.37%
AXA Holding A.S. (c)
(Turkey)
99.99%
Voltaire Participacoes, S.A.
(Brazil)
51%
AXA Colpatria Seguros Generales, S.A. (e)
(Colombia)
AXA Mediterranean Holding, S.A.U.
Italy Branch

(a) See also Mexico chart page 34.
(b) See also Italy chart page 30.
(c) See also Turkey chart page 47.
(d) See also Middle East chart page 35.
(e) See also Colombia chart page 18.

12/50

AXA Millésimes

On January 2014

AXA

AXA Mutuals

42.34% (a) 57.66% (b)

AXA Millésimes

99.09% 99.81% 100% 99.97% 100% 100% 100% 49%

Quinta do Noval Quintoval Disznoko Tokal Domaine de Domaine de l’Arlot C.M.G.C. SARL Tour

AXA Millésimes Gestion SA SA ZRT l’Arlot

S.C.I. S.A.S. Pibran

(Portugal) (Portugal) (Hungary) SCE

99% Petit Village Petit Village 99.99% 1%

S.N.C.E. SCEA 51%

99% 100%

99% 100% Suduiraut Suduiraut 1%

S.N.C.E. S.A.S. Entrepôts du

Domaine de l’Arlot SAS Vins Guy Médoc S.C.E. Jeunemaltre S.N.C.

99% Pichon Longueville 1% Pichon Longueville 100% S.N.C.E. S.N.C.

Tour Pibran 99.99% S.C.I.

99% Belles Eaux Belle Hélène 99.99% 1% S.N.C.E. S.N.C.

(a) Directly and indirectly. (b) Directly.

13/50

AXA Real Estate Investment Managers
On January 1st, 2014



AXA
AXA Investment Managers (France)
100%
AXA Real Estate Investment Managers (France)
99.9%
AXA Real Estate Investment Managers SGP (France)
100%
AXA Real Estate Investment Managers Singapore Private Ltd (Singapore)
100%
AXA Real Estate Investement Managers Scandinavia AB (Sweden)
99.9%
AXA Real Estate Investment Managers France (France)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia Limited (Hong Kong)
100%
AXA Real Estate Investment Managers Central Europe LLC (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Nederland BV (Netherlands)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Real Estate Investment Managers Japan KK (Japan)
99.9%
AXA Real Estate Investment Managers Belgium (Belgium)
100%
AXA Real Estate Investment Managers US LLC (USA)
100%
Colisée Gérance (France)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA REIM SGR S.p.A. (Italy)
100%
AXA Real Estate Investment Managers UK Ltd (UK)

14/50

AXA Technology Services

On June 30, 2014

GIE AXA Technology Services AXA France

(France)

Oudinot Participations

(France)

GIE AXA Technology Services 100% (a)

Belgium AXA America Holdings, Inc.

(Belgium) (USA)

100%

EEIG AXA Technology Services

AXA Technology Services SAS

Med Region

(Spain) (France) AXA Technology Services America Inc.

(USA)

20% 100% 79% 100% 100% 25%

AXA Technology AXA Technology AXA Technologies Shared AXA Technology AXA Technology AXA Technology Services Germany GmbH Services Asia-Hong Kong Services India Pvt Ltd (b) Services Switzerland Services UK PLC Services MedLA SA (c)

(Germany) (Hong Kong) (India) (Switzerland) (UK) (Spain)

100% 100% 100% 100% 100%

AXA Technology

AXA Technology Services AXA Technology AXA Technology Services AXA Technology Services Services Mexico SA de Singapore PTE Ltd Services Asia Indonesia Lausanne SA

CV

(Singapore) (Singapore) (Indonesia) (Switzerland) (Mexico)

AXA Technology Services SAS

Morocco branch

(a) Directly and indirectly.

(b) 13% are held by AXA Group Solutions (France) and 8% by AXA. See also AXA Group Solutions chart page 8. (c) 75% are held by AXA Mediterranean Holding, S.A. (Spain).

15/50

Belgium

On May 16, 2014

AXA

100%

AXA Holdings Belgium

3.07% 96.93% 100% 100%

AXA Private AXA Bank AXA Belgium Management Europe

100% 100% 100% 100% 100%

AXA Bank Europe SCF

Les Assurés Touring L’Ardenne (France) SERVIS

Réunis Assurances Prévoyante

AXA Bank Europe

(Hungary branch)

16/50

China - Hong Kong

On July 7, 2014

AXA

100% 100% 51%

AXA Versicherungen AG

Detura Limited (Switzerland) (British Virgin AXA ASIA SAS AXA China China Minmetals Corporation ICBC

IsIands) (France) (France)

51%

100% 12.5% 60%

100%

27.5% 100% Minus 30 shares 100% AXA Group Regional Business 49% Management AXA (Guangzhou) (Shanghai) Co., Ltd AXA China Region ICBC-AXA AXA Life AXA General AXA General Software Development & (China) 49% Limited Assurance Insurance Insurance Insurance China Services Company Ltd Company Limited Company Limited Hong Kong Ltd Limited

(China) (Bermuda)

100% (China) (Hong Kong) (Hong Kong) (Hong Kong)

100% 100% 100% 100% 100% 100% AXA Wealth Integrity Partnership Integrity Financial AXA Financial AXA China Region Management (HK) Limited Group Limited (a) Services Holdings Insurance Company Win Property Limited Limited (Bermuda) Limited (Shanghai Links)

(Hong Kong) (Cayman Island) (Bristish Virgin Islands) (Bermuda) (Bermuda) Limited

(Hong Kong)

100% 100% 100% 20%

Integrity Integrity

Independent 100% 100% 20% 100% 100% 100% 100% 100%

Financial Advice

Swiss Privilege Risk & Financial

Network

Limited Solutions Holdings Limited (Hong Kong) Holdings Limited

(a) AXA (Hong Kong) AXA China Region AXA Financial AXA China Region AXA Partners AXA China Region (a) Network Financial (Cayman Island) Life Insurance Investment Planning (Hong Insurance Company Limited (Bermuda) Limited (Cayman Island) Services Limited Company Limited Services Limited Kong) Limited Limited

100% (Hong Kong)

100% (Hong Kong) (Hong Kong) (Hong Kong) (Hong Kong) (Hong Kong) (Bermuda)

100%

Integrity 20% Independent Risk Datrix Limited Integrity Financial

& Financial AXA Financial 20%

Advice Network 20% 20%

(Hong Kong) Solutions AXA China Region Company Limited Services Trustees

Company Limited 20% Trustees Limited 20%

(Hong Kong) Limited

(b) 20%

(Hong Kong) 17/50 20% (Hong Kong)

(Hong Kong)

Colombia

On June 2014

AXA

100%

AXA Mediterranean Holding, S.A.

(Spain)

51%

51% 51% 51%

AXA Colpatria Seguros Generales, S.A. Colpatria Medicina Prepagada, S.A. AXA Colpatria capitalizadora, S.A. AXA Colpatria Seguros de Vida, S.A.

(Colombia) (Colombia) (Colombia) (Colombia)

18/50

Czech Republic

On January 1st, 2014


AXA
AXA Holdings Belgium (Belgium)
AXA Bank Europe (Belgium)
100%
AXA Bank Europe
Société Beaujon (France)
100%
AXA pojišťovna a.s.
100%
AXA životní pojišťovna a.s.
99.98%
AXA penzijní společnost a.s.
100%
AXA Česká republika s.r.o.
100%
AXA investiční společnost a.s.
100%
Dormant services s.r.o. v likvidaci
100%
EF CZ, s.r.o. v likvidaci

19/50

France - Holding companies

On January 1st, 2014

MUTUELLES AXA

AXA

100% 51% 100% (*) 100% 100% 100% 100% (*) 100% 100% (*) 100% (*) 100% 99.99%

AXA AXA AXA

AXA AXA China AXA CFP Globex Holding Lor Oudinot Société Global Matignon Matignon ASIA (a) Suduiraut Management International Vendôme 3 Patrimoine Participations Beaujon Direct (b) 3 4

99.92% 99.99%

AXA America

AXA Œuvres

100% (*) Holdings Inc. Vamopar d’Art

(USA)

GIE AXA Trésorerie

100% (*) Holmupar GIE AXA GIE AXA Université Europe

(*) Directly and indirectly.

(a) 49% held by AXA China Region Limited, registered in Hong Kong. (b) New corporate name as of October 10, 2013 (formerly AXA Matignon 1).

20/50

France – Insurance, Bank and Financial companies

On Juin 2014

AXA Assurances IARD Mutuelle AXA

99.99%

100%

AXA Assurances Vie Mutuelle

FamilyProtect

AXA France Assurance

100% 99.92% 98.34% 98.75% 98.51% 99.9% 99.9% 51%

Vendôme AXA France AXA Corporate Direct Assurance

1.42% AXA France Vie Juridica AVANSSUR AXA Banque (b) Participations 3 IARD Solutions Assurance (a) Vie

48.99% 65% 50% 10% 100% 99.99% 100% 50% AXA Banque Financement (b) Natio AXA Epargne AXA Private R2E-Retraite AXA Assurcrédit Argovie Assurance Entreprise (b) Management (b) Epargne Expertise

35% 50% 40% 50% AVANSSUR AVANSSUR

50%

Maroc (branch) Poland (branch) BNP Paribas Cardif Coface Humanis

Prévoyance BNP Paribas Personal (a) See also AXA Corporate Solutions Assurance chart page 7. Finance (b) Bank and financial services companies.

21/50

France – Reinsurance companies (global lines)

On January 1st, 2014

AXA

93% (a) 99% (b)

AXA Global Life AXA Global P&C

(France) (France)

100%

AXA Cessions Broker

(a) The 7% are held by various AXA companies. (b) The 1% is held by various AXA companies.

22/50

France-Europe-US – Reinsurance companies (run off/services companies)

On June 20, 2014

AXA

Oudinot Participations

(France)

99.9% 99.9% 99.9%

0.10%

AXA America Holdings, Inc. AXA Liabilities Managers COLISEE RE (a)

(USA) (France) (France)

100% 100% 78.99% 100% 100% 100% 100%

AXA America Corporate AXA Corporate Solutions Life AXA Liabilities AXA LM AXA DBIO GP Helix UK Ltd Portman Insurance Solutions, Inc. (b) Reinsurance Company Managers Inc. Switzerland AG S.à.r.l. Limited (a)

(USA) (USA) (USA) (Switzerland) (Luxembourg) (UK) (UK)

100% 100%

Coliseum Reinsurance Co. AXA Liabilities Managers Colisée RE CS Life RE Company (a) UK branch Canada Branch (a) (USA) (USA)

100% 100%

Mosaic Insurance AXA Delaware LLC. AXA Insurance Co. Company (a) 100%

(USA) (USA) (USA)

(a) In run off.

(b) 21.01% are held by COLISEE RE.

23/50

Germany - AXA Konzern AG

On May 15, 2014


AXA
10%
100%
Kölnische Verwaltungs AG für Versicherungswerte
66.98%
Vinci BV
34.64%
25.63%
39.73%
23.02%
AXA Konzern AG
100%
AXA ART Versicherung AG
100%
AXA Versicherung AG
100%
AXA Lebensver-sicherung AG
75%
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
100%
Deutsche Ärzteversicherung AG
100%
DBV Deutsche Beamtenversicherung AG
100%
AXA Krankenversicherung AG (a)
100%
Pro bAV Pensionskasse AG
41.1%
Roland Rechtsschutz-Versicherungs-AG (b)
100%
AXA easy Versicherung AG
100%
AXA Bank AG

(a) Health insurance.
(b) Assistance and legal expenses insurance.

24/50

Germany - ART insurance companies

On May 15, 2014



AXA
AXA Konzern AG
(Germany)
100%
AXA ART Versicherung AG
(Cologne)
100%
100%
100%
AXA Art Insurance Ltd
(London)
AXA Art Versicherung AG
(Zürich)
AXA Art Holdings Inc.
(New York)
100%
AXA Art Services Ltd.
(London)
100%
100%
Fine Art Service International Inc.
(New York)
AXA Art Insurance Corporation
(New York)
AXA ART Versicherung AG
(Paris)
AXA ART Versicherung AG
(Breda)
AXA ART Versicherung AG
(Brussels)
AXA Art Seguros & Reaseguros SA
(Madrid)
AXA Art Assicurazioni
(Milan)

25/50

Hungary

on June 30, 2014

AXA

AXA Holdings Belgium

(Belgium)

AXA Bank Europe

(Belgium)

100%

AXA Bank Europe SA

AXA Szolgáltató Kft. Magyarországi Fióktelepe

100%

AXA Magyarország

Befektetési Alapkezelõ Zrt.

26/50

India

On May 15, 2014

AXA

100%

AXA ASIA Société Beaujon

(France) (France)

100%

National Mutual International Bharti Pty. Limited India (Australia)

50% 50% 90%

GIBA Holdings

AXA India Holdings

Private Limited 10%

(Mauritius)

(India)

22.22% 10% 99.99% (a) 40% 37.78% 22.22%

Bharti Insurance Bharti AXA Life First American AXA Business Bharti AXA General Insurance Company Securities Private Services Insurance Company

Holdings Private Limited 40% 37.78%

(India) Limited Limited Limited

(India) (India) (India) (India)

45% 45%

Bharti Enterprises Limited Bharti Overseas Private Limited

(India) (India)

(a) 0.01% held by GRE Nominee shareholdings Ltd.

27/50

Indonesia

On May 15, 2014

AXA

100%

AXA ASIA SAS

100%

(France)

PT Bank Mandiri 100% (Persero) Tbk.

National Mutual International PT Arya Mitra Pty. Limited 40% (Australia)

60% 51% 80% 6.77% 93.23%

49% 99% (a) 100%

P.T. Mandiri PT AXA Mandiri Wealth Management AXA Financial Services

P.T. AXA Life P.T. Asuransi PT AXA Services

AXA General Financial Mauritius Holdings Ltd (Singapore) Pte. Ltd.

Indonesia AXA Indonesia Indonesia

Insurance Services (Mauritius) (Singapore)

99.99% 1.28%

20%

PT Kotak Biru PT Indonesia

98.71%

Konsultama Emas Perkasa

12.96% 87.04%

PT Kotak Biru Investama

6.91%

Dana Pensiun

PT AXA Financial

Lembaga Keuangan 100% 93.09% Indonesia AXA

PT AXA Asset

90% Management 10% (a) 1% held by AXA ASIA. Indonesia

28/50

Ireland
On January 1st, 2014


AXA
AXA UK Plc (UK)
Guardian Royal Exchange Plc (UK)
AXA Insurance plc (UK)
AXA Insurance UK plc
AXA Mediterranean Holding S.A. (Spain)
AXA MPS Assicurazioni Vita S.p.A. (Italy)
100%
100%
100%
100%
100%
100%
100%
50%
100%
AXA Life Europe Limited
AXA Life Invest Reinsurance Limited
AXA Life Invest Services Limited (a)
AXA Holdings Ireland Limited (d)
AXA Pension Fund Ireland Limited
Stramongate Management Limited (b) (c)
AXA MPS Financial Ltd
100%
AXA Ireland Limited
100%
100%
50%
100%
AXA Ireland Pension Trustees Limited
AXA Insurance Limited (d)
AXA Group Services Limited (c)
AXA Financial Limited (b)
AXA Life Europe Limited (German Branch)
AXA Life Europe Limited (Portugal Branch)
AXA Insurance Limited Branch in Northern Ireland

(a) New corporate name (formerly AXA Global Distributors (Ireland) Limited).
(b) These companies are due to be wound up within the coming year.
(c) 50% are held by GRE Nominee Shareholdings Limited.
(d) 1 share is held by GRE Nominee Shareholdings Limited.

29/50

Italy

On May 21, 2014

AXA

Banca Monte dei Paschi AXA France di Siena S.p.A. Assurance (Italy)

(France)

AXA Mediterranean Holding S.A.U. AXA Mediterranean Holding S.A.

Italy branch (Spain)

AXA France Vie

(France)

98.11%

AXA MPS

50% Assicurazioni Danni 50%

AXA France Vie S.p.A.

1.88% AXA Assicurazioni S.p.A.

Italy Branch

AXA MPS

50% Assicurazioni Vita 50% S.p.A.

1.88%

98.12% 100% 100% 100% 100%

Centurion AXA MPS Distribuzione AXA Interlife AXA MPS Real Immobiliare Financial Limited Previdenza S.r.l. S.p.A. Estate srl S.p.A. (Ireland)

30/50

Japan

On March 31, 2014

AXA

AXA Versicherungen AG

78.92% (Switzerland)

AXA Japan Holding Co., Ltd 20.01%

100% 100% 100% 100%

AXA Life Insurance AXA General Insurance AXA Collection AXA Direct Life Co., Ltd Co., Ltd Services Co. Ltd. Insurance Co., Ltd

31/50

Luxembourg

On March 17, 2014

AXA

AXA Holdings Belgium

(Belgium)

Vinci B.V.

99.99% (Netherlands)

AXA Luxembourg SA (a)

100%

99.99% 99.99% 99.95% (b) 100%

Finance Solutions AXA Assurances AXA Assurances Vie

0.01% CONTERE Matignon Finance S.A.

S.à.r.l. (“Finso”) Luxembourg Luxembourg

50% 17%

IMMO FOIRE (c)

(a) 0.01% held by AXA Belgium (Belgium). (b) 0.05% held by AXA Bank Europe (Belgium). (c) 33% held by AXA Belgium (Belgium).

32/50

Malaysia - The Philippines

On May 15, 2014

AXA

100%

AXA ASIA

(France)

First Metro Investment Corporation

(Philippines)

100%

National Mutual International Pty. Limited

(Australia) 28.18% GT Capital Holdings, Inc. 42.69% (Philippines)

45%

49%

25.33%

AXA-AFFIN General AXA AFFIN Life Insurance Philippine AXA Life Insurance Insurance Berhad (a) Berhad Corporation (b)

(Malaysia) (Malaysia) (Philippines)

100%

33.76% 51%

AXA Management Services AFFIN Holdings Berhad Berhad

(Malaysia) (Malaysia)

(a) Felda holds 16% and minorities hold 7.55% of the paid-up capital.

(b) 1.49% held by other shareholders. 33/50

Mexico

On January 1st, 2014

AXA

AXA Mediterranean Holding, S.A.

(Spain)

99.97% (a)

AXA Seguros, S.A. de C.V.

(Mexico)

99.99% 99.99% 50% 99%

0.01% Proyectos y Servicios De Servicios Immobiliarios La Inversiones Corporativas AXA Salud, S.A. de C.V. 0.01% Fuerzas en Ventas, S.A. de Comercial, S.A. de C.V. (b) Automotrices, S.A. de C.V.

50% C.V.

98% 98% 98% 98% 50% 50%

Administradora de Consultoria y Asesoria en Promotora y AXA Asesores, S.A. de Recursos Humanos y Servicios Corporativos y

Administradora de Fundación AXA C.V. (c) Corporativos, S.A. de de Administración, S.A.

Fuerza Azul, S.A. de C.V.

C.V. de C.V.

66.66% 50% 50%

AXA Caja de Empleados, (a) 0.03% held by AXA Seguros Generales, S.A. de Seguros y Reaseguros. Universidad AXA, A.C.

S.C. (c) (b) SILCSA will be merged during 2014 with AXA Seguros, S.A. de C.V. (c) Entities undergoing a liquidation process.

34/50

Middle East

on January 1st, 2014

AXA

AXA Mediterranean Holding, S.A.

(Spain)

Groupe SLF

49% 99.98% 95% (a) 49%

AXA Middle East

AXA Holding SAL AXA Gulf Holding W.L.L.

SAL 2% 18%

(Lebanon) (Bahrain) (Lebanon)

50% 50%

AXA Insurance (Saudi Arabia) AXA Cooperative Insurance AXA Insurance (Gulf) B.S.C.(c) B.S.C.(c) 32% Company (d)

(Bahrain)

(Bahrain) (Saudi Arabia)

50% 50% 99% (b)

Kanoo AXA Insurance (Gulf) B.S.C.(c) branches: (Bahrain) ASC FZ L.L.C. - UAE

(UAE) - Qatar -Oman

(a) 5% held by Société Beaujon (France).

(b) 1% held by AXA Insurance (Saudi Arabia) B.S.C.(c). (d) 50% held by public shareholding (listed).

35/50

Morocco

On January 1st, 2014

AXA

AXA France Assurance

(France)

100%

AXA France IARD AXA France Vie AVANSSUR

AXA Holding Maroc

(France) (France) (France)

100%

AXA France IARD AXA France Vie AVANSSUR AXA Assurance Maroc

99.9% 100% 99.90% 87.16% 99.73% 50% 49%

Sté Gestion et

Epargne

Assia Surveillance RECAB Somafic AXA Credit Force 2 ONA Courtage Croissance “SGS”

36/50

Poland

On January 1st, 2014



AXA
AXA France Assurance
(France)
Avanssur
(France)
Avanssur
Poland Branch
Société Beaujon
(France)
6.58%
93.42%
100%
100%
AXA Życie Towarzystwo Ubezpieczeń S.A.
("AXA Życie TU S.A.")
(life)
AXA Powszechne Towarzystwo Emerytalne S.A.
("AXA PTE S.A.")
(Pension Fund)
AXA Towarzystwo Ubezpieczeń i Reasekuracji S.A.
("AXA TUiR S.A.")
(non life)
100%
100%
AXA Towarzystwo Funduszy Inwestycyjnych S.A.
("AXA TFI S.A.")
(Mutual funds)
AXA Polska S.A.
(Service & Distribution)

37/50

Portugal

On May 19, 2014



AXA
AXA Corporate Solutions Assurance (France)
AXA France Assurance (France)
AXA France Vie (France)
83.01%
9.07%
5.37%
87.63%
0.01%
AXA Portugal Companhia de Seguros SA (a)
2.27%
AXA Portugal Companhia de Seguros de Vida SA (b)
7.46%
100%
AXA ITMED Unipessoal, Lda
AXA Mediterranean Services, AEIE (Portugal branch)
AXA Centro de Serviço a Clientes, ACE
AXA Mediterranean Systems, AEIE (Portugal branch)
AXA Group Solutions Soluções Informáticas, AEIE

(a) Less than 0.5% of the shares are still owned by the public.
(b) 4.90% are held by Finova – Sociedad Gestora de Participaçoes Sociais, S.A.

38/50

Romania

On May 15, 2014

AXA

Société Beaujon

(France)

99.99%

0.01%

AXA Life Insurance, SA

39/50

Singapore

on July 3, 2014

AXA

100%

AXA ASIA SAS

(France)

100% 100%

AXA Financial Services AXA Insurance Singapore (Singapore) Pte. Ltd. Pte. Ltd.

(Singapore) (Singapore)

100% 100% 100% 100%

ipac financial planning AXA Wealth Management AXA Life Insurance AXA Asia

Singapore private limited (a) Singapore Pte. Ltd. (a) Singapore Private Limited Regional Centre Pte. Ltd.

(Singapore) (Singapore) (Singapore) (Singapore)

(a) In run off.

40/50

Slovakia

On January 2014

AXA

AXA Holdings Belgium

(Belgium)

Société Beaujon

(France)

AXA pojišovna a.s.

(Czech Republic)

AXA Bank Europe

AXA životnĺ pojišovna a.s. (Belgium) (Czech Republic)

AXA investièni spoleènos a.s.

(Czech Republic)

100% 100% 100%

AXA životnĺ

AXA pojišovna a.s., AXA investièni pojišovna a.s., AXA Bank Europe, poboèka poisovne spoleènost a.s., poboèka poisovne AXA Services, s.r.o. AXA d.s.s., a.s. AXA d.d.s., a.s. poboèka z iného èlenského organizaèná zložka z iného èlenského zahraniènej banky štátu Slovensko

štátu

41/50

South Korea

On April 1st, 2014

AXA

99.6%

AXA General Insurance

42/50

Spain
On June 2014


AXA
100%
AXA Mediterranean Holding, S.A.
100%
Direct&Quixa, Seguros y Reaseguros S.A.U.
100%
AXA Media IT & Local Support Services, S.A.U.
100%
AXA Regional Services, S.A.U.
99.89%
AXA Seguros Generales, S.A. de Seguros y Reaseguros
100%
AXA Pensiones, S.A. Entidad Gestora de Fondos de Pensiones Unipersonal
100%
AXA People Protector Services, S.A.U.
75% (c)
AXA Technology Regional Services Mediterranean & Latin America S.A
99.84%
AXA Vida, S.A. de Seguros y Reaseguros, S.A.
100%
Asesores Hilo Direct Agencia de Seguros S.A.U.
50%
AXA Group Solutions Spain, S.L. (a)
90.14% (b)
AXA MBASK (Azerbaijan)
100%
AXA Exclusiv, Seguros e Inversiones, Agencia de Seguros S.A.
100%
Auxiliar de Seguros, Sociedad Agencia de Seguros, S.L.U.
100%
Asesores de Seguros, Asegur Agencia de Seguros, S.A.
100%
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.U.
66.66%
33.33%
Fundación AXA
98.76%
AXA Aurora Vida, S.A. de Seguros y Reaseguros, S.A.
Direct&Quixa, Seguros y Reaseguros S.A.U. (Portugal Branch)
Direct&Quixa, Seguros y Reaseguros S.A.U. (Italy Branch)
AXA Media IT & Local Support Services, S.A. (Portugal Branch)
AXA Mediterranean Holding, S.A. (Italy Branch)
100%
AXA Auxiliar de Servicios, S.A. Unipersonal
99.97%
0.03%
Gestión Iberoamericana de Servicios, S.A. de C.V. (Mexico)
100%
AXA Ibercapital S.A. Unipersonal

(a) AXA Group Solutions (France) holds 50% of the paid-up capital.
(b) Mr. Garibov holds the remaining 9.86% of the paid-up capital.
(c) 25% are held by AXA Technology Services (France).

43/50

Sub-Saharian Africa

On January 1st, 2014

AXA

68.70% 86.6% 78.64% 99.96%

AXA Sénégal AXA Côte d’Ivoire AXA Cameroun AXA Gabon

(Senegal) (Ivory Coast) 16.73% (Cameroon) 5.10% (Gabon)

4.34%

44/50

Switzerland

On January 1st, 2014

AXA

100%

AXA Versicherungen AG

100% 66.67%

AXA-ARAG AXA Leben AG

Rechtsschutz AG

45/50

Thailand

on June 2014

AXA

100%

AXA ASIA

(France)

100%

National Mutual International Pty. Limited

(Australia)

94.5% 49% 45%

Krungthai-AXA Life AXA Insurance Public Co. Ltd 4.8% ASM Holdings Limited Insurance Public Company Limited (a)

50%

Krungthai Bank Public Company Limited

(Thailand)

(a) 5% held by other shareholders.

46/50

Turkey

On May 23, 2014

AXA

AXA Mediterranean Holding 17.63% (Spain)

AXA Holding A.S. 82.37%

T.C. Ziraat Bankasi

7.31% 100% 92.61%

AXA HAYAT ve Emeklilik A.S. AXA Sigorta A.S.

0.08% Others

(L&S / PPP) (non life)

47/50

Ukraine

On January 1st, 2014

AXA

Société Beaujon

(France)

50.16%

99.98%

AXA Insurance AXA Insurance Life (a)

(a) 0.01% is held by Oudinot Participations (France) and 0.01% by Holding Vendôme 3 (France). New corporate name (formerly Eurostandart Life).

48/50

UK - AXA UK Plc

On May 14, 2014

99.9% (a) AXA

AXA Equity & Law Plc 53.1%

46.9% AXA UK PLC

100% 100% 100%

100% 100%

Guardian Royal Exchange Architas Advisory Architas Multi-Manager AXA Sun Life Direct Bluefin Group Limited PLC Services Limited Limited Limited

100% 100% 100% 100% 100%

100% 100%

Winterthur UK

Bluefin Insurance AXA PPP Healthcare Winterthur Life UK AXA Portfolio

AXA Insurance PLC AXA Services Limited Financial Services

Group Limited Group PLC Holdings Limited Services Limited Group Limited

100%

100% 100% 100% 100% 100% 100%

AXA Holdings Ireland Winterthur Financial AXA Insurance UK Health on Line Company AXA Wealth AXA Wealth Winterthur Trustee Limited Services UK

PLC UK Limited Services Limited Limited Services Limited

(Ireland) (b) Holdings Limited

100%

AXA PPP Healthcare Limited

(a) 0.1% of AXA Equity & Law plc is owned by individuals outside the AXA Group. (b) See also Ireland chart page 29.

49/50

USA - AXA Financial, Inc.

On June 1st, 2014

100% AXA

0.08%

Oudinot Participations

99.92% AXA America Holdings, Inc.

(France)

99.49%

AXA Financial, Inc.

100%

AXA Equitable Financial Services, LLC

100% 100% 100% 100% 100% 13.14% (a)

AXA Equitable Life Insurance AXA Equitable Life and AXA Distribution Holding MONY Financial Services, AXA RE Arizona Company Company Annuity Company Corporation Inc.

32.71% (b) 100% 100% 100%

100% 100% 100%

MONY Life Insurance Company of America AXA Equitable AXA

AllianceBernstein Funds PlanConnect, AXA Network, AXA Advisors, Distributors L.P. Management LLC LLC LLC

LLC

Group, LLC 100% U.S. Financial Life Insurance Company

(a) 0.95% of which is indirectly held through MONY Life Insurance Company of America. (b) Indirectly.

50/50